Exhibit 32

                           SECTION 1350 CERTIFICATION


     I, Mark A. Muzzin, Chief Executive Officer and Chief Financial Officer of Rocky Mountain Minerals, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1. The Quarterly Report on Form 10-Q of the Company for the nine months ended July 31, 2009 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: September 17, 2009                           /s/ Mark A. Muzzin
                                                    ------------------
                                                    Mark A. Muzzin
                                                    Chief Executive Officer and
                                                    Chief Financial Officer



This certification is being furnished to the SEC with this Report pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.